Exhibit 10.1
FIRST AMENDMENT (LIBOR TRANSITION)
This FIRST AMENDMENT (LIBOR TRANSITION) (this “Agreement”), dated as of October 5, 2021 (the “Amendment Effective Date”), is entered into among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Parent Borrower”), VENTAS SSL ONTARIO II, INC., an Ontario corporation (“Ventas SSL II”), VENTAS SSL ONTARIO III, INC., an Ontario corporation (“Ventas SSL III”), VENTAS CANADA FINANCE LIMITED, a Nova Scotia limited company (“Ventas Canada Finance Limited”), VENTAS UK FINANCE, INC., a Delaware corporation (“Ventas UK Finance”), VENTAS EURO FINANCE, LLC, a Delaware limited liability company (“Ventas Euro Finance”), and each of the entities from time to time executing a Borrower Joinder Agreement (together with the Parent Borrower, Ventas SSL II, Ventas SSL III, Ventas Canada Finance Limited, Ventas UK Finance and Ventas Euro Finance, the “Borrowers” and each individually a “Borrower”), VENTAS, INC., a Delaware corporation, as guarantor (the “Guarantor”), and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrowers, the Guarantor, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent, have entered into that certain Third Amended and Restated Credit Agreement, dated as of January 29, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”); and
WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Credit Agreement denominated in Sterling, Swiss Francs, and Yen (collectively, the “Impacted Currencies”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate (“LIBOR”) in accordance with the terms of the Credit Agreement; and
WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR for the Impacted Currencies should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.
2.Agreement. Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, the parties hereto hereby agree that the terms set forth on Appendix A shall apply to the Impacted Currencies. For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Impacted Currencies and Euros and such provisions are not specifically addressed by Appendix A, the provisions in the Credit Agreement shall continue to apply to the Impacted Currencies and to Euros.

3.Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
4.Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by each Borrower, the Guarantor and the Administrative Agent.
5.Payment of Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement in accordance with Section 10.04 of the Credit Agreement.
6.Miscellaneous.
(a)The Loan Documents, and the obligations of the Borrowers and the Guarantor under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)Each Borrower and the Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents. The Guarantor hereby reaffirms its obligations under the Guaranty and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof.
(c)Each Borrower and the Guarantor represents and warrants that:
(i)The execution, delivery and performance by such Person of this Agreement is within such Person’s organizational powers and has been duly authorized by all necessary organizational, partnership, member or other action, as applicable, as may be necessary or required.
(ii)This Agreement has been duly executed and delivered by such Person, and constitutes a valid and binding obligation of such Person, enforceable against it in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(iii)The execution and delivery by such Person of this Agreement and performance by such Person of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (B) conflict with or result in any breach or contravention of, or the creation of any lien under, or require any payment to be made under (x) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any subsidiary thereof or (y) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Person or any subsidiary thereof or its property is subject or (C) violate any law.
(iv)Before and after giving effect to this Agreement, (A) all representations and warranties of such Person set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) on and as of the Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) as of such earlier date), and (B) no Event of Default exists.
(d)This Agreement may be in the form of an Electronic Record (in “.pdf” form or otherwise) and may be executed using Electronic Signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based record keeping system. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention. Notwithstanding the foregoing, upon the request of any party, any Electronic Signature shall be promptly followed by such manually executed counterpart.
(e)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
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2

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
BORROWERS:    VENTAS REALTY, LIMITED PARTNERSHIP
By:    Ventas, Inc., its General Partner
By:     /s/ ROBERT F. PROBST
Name: Robert F. Probst
Title: Executive Vice President and Chief
Financial Officer
VENTAS SSL ONTARIO II, INC.
By:     /s/ CHRISTIAN N. CUMMINGS
Name: Christian N. Cummings
Title: President
VENTAS SSL ONTARIO III, INC.
By:     /s/ CHRISTIAN N. CUMMINGS
Name: Christian N. Cummings
Title: President
VENTAS CANADA FINANCE LIMITED
By:     /s/ CHRISTIAN N. CUMMINGS
Name: Christian N. Cummings
Title: President
VENTAS UK FINANCE, INC.
By:     /s/ CHRISTIAN N. CUMMINGS
Name: Christian N. Cummings
Title: President
VENTAS EURO FINANCE, LLC
By:     /s/ CHRISTIAN N. CUMMINGS
Name: Christian N. Cummings
Title: President

Signature Page to
Ventas Realty, Limited Partnership
First Amendment to Third A&R Credit Agreement

GUARANTOR:    VENTAS, INC.
By:     /s/ ROBERT F. PROBST
Name: Robert F. Probst
Title: Executive Vice President and Chief
Financial Officer

Signature Page to
Ventas Realty, Limited Partnership
First Amendment to Third A&R Credit Agreement

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A., as Administrative Agent
By:     /s/ MAURICE WASHINGTON
Name: Maurice Washington
Title: Vice President
Signature Page to
Ventas Realty, Limited Partnership
First Amendment to Third A&R Credit Agreement

Appendix A
TERMS APPLICABLE TO ALTERNATIVE CURRENCY LOANS
1.Defined Terms. The following terms shall have the meanings set forth below:
“Alternative Currency Daily Rate” means, for any day, with respect to any extension of credit under the Credit Agreement:
(a)denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; and
(b)denominated in Swiss Francs, the rate per annum equal to SARON determined pursuant to the definition thereof plus the SARON Adjustment;
provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.
“Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in Sterling or Swiss Francs.
“Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable.
“Alternative Currency Term Rate” means, for any Interest Period, with respect to any extension of credit under the Credit Agreement denominated in Yen, the rate per annum equal to the Tokyo Interbank Offered Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period; provided, that, if the Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in Yen.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York or where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located; provided that
(a)if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in (i) Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; (ii) Swiss Francs, means a day other than when banks are closed for settlement and payments of foreign exchange transactions in Zurich because such day is a Saturday, Sunday or a legal holiday under the laws of Switzerland; and (iii) Yen, means a day other than when banks are closed for general business in Japan; and

(b)if such day relates to any fundings, disbursements, settlements and payments in respect of an Alternative Currency Loan, or any other dealings in any currency to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SONIA, SARON, TIBOR or any proposed Successor Rate for any currency, any conforming changes to the definitions of “SONIA”, “SARON”, “TIBOR”, “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definition of “Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such currency exists, in such other manner of administration as the Administrative Agent (in consultation with the Parent Borrower) determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Impacted Alternative Currency” means each of the following currencies: Sterling, Swiss Francs and Yen.
“Interest Payment Date” means, (a) as to any Alternative Currency Daily Rate Loan, the last Business Day of each month and the applicable Maturity Date and (b) as to any Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan and the applicable Maturity Date; provided, however, that if any Interest Period for an Alternative Currency Term Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates.
“Interest Period” means as to each Alternative Currency Term Rate Loan, the period commencing on the date such Alternative Currency Term Rate Loan is disbursed or converted to or continued as an Alternative Currency Term Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the Parent Borrower in the applicable Committed Loan Notice, or such other period that is twelve months or less requested by the Parent Borrower and consented to by all the Lenders providing such Alternative Currency Term Rate Loan; provided that:
(a)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of an Alternative Currency Term Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)any Interest Period pertaining to an Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c)with respect to any Interest Period of one month or greater, the Parent Borrower may specify in the applicable Committed Loan Notice an alternative date as the last day of such Interest Period, which date shall be a Business Day not more than three (3) Business Days prior to or following the date that such Interest Period would otherwise end pursuant to the preceding clauses (a) and (b) (but in no event shall such alternative date be a date in a later calendar month); and
(d)no Interest Period shall, with respect to any Alternative Currency Term Rate Loan, extend beyond the applicable Maturity Date.
“SARON” means, with respect to any applicable determination date, the Swiss Average Rate Overnight published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SARON means such rate that applied on the first Business Day immediately prior thereto.
“SARON Adjustment” means, with respect to SARON, -0.0571% per annum.
“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.
“SONIA Adjustment” means, with respect to SONIA, 0.0326% per annum.
“Type” means, with respect to a Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan, an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan.
2.Terms Applicable to Alternative Currency Loans. From and after the Amendment Effective Date, the parties hereto agree as follows:
(a)Impacted Alternative Currencies. (i) No Impacted Alternative Currency shall be considered a currency for which there is a published LIBOR rate, and (ii) any request for a new Loan denominated in an Impacted Alternative Currency, or to continue an existing Loan denominated in an Impacted Alternative Currency, shall be deemed to be a request for a new Loan bearing interest at the Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable; provided, that, to the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan unless, in the case of a Loan that bears interest at a daily floating rate, such daily floating rate is no longer representative or being made available, in which case such Loan shall bear interest at the applicable Alternative Currency Daily Rate or Alternative Currency Term Rate, as the case may be, immediately upon the effectiveness of this Agreement.
(b)References to Eurocurrency Rate and Eurocurrency Rate Loans in the Credit Agreement and Loan Documents.

(i)References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Alternative Currency Daily Rates, Alternative Currency Term Rates, and Alternative Currency Loans, as applicable.
(ii)For purposes of any requirement for the Borrowers to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Alternative Currency Term Rate Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for an Alternative Currency Term Rate Loan.
(c)Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definitions of “Alternative Currency Daily Rate” or “Alternative Currency Term Rate” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate or the effect of any of the foregoing, or of any Conforming Changes.
(d)Borrowings and Continuations of Alternative Currency Loans. In addition to any other borrowing requirements set forth in the Credit Agreement:
(i)Alternative Currency Loans. Each Committed Borrowing of Alternative Currency Loans, and each continuation of an Alternative Currency Term Rate Loan shall be made upon the Parent Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Committed Loan Notice. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to the requested date of any Borrowing of Alternative Currency Loans or, in the case of Alternative Currency Term Rate Loans, any continuation; provided, however, that if the Parent Borrower wishes to request Alternative Currency Term Rate Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the requested date of such Borrowing of Alternative Currency Loans or continuation of Alternative Currency Term Rate Loans, whereupon the Administrative Agent shall give prompt notice to the Appropriate Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., four Business Days prior to the requested date of such Borrowing of Alternative Currency Loans or continuation of Alternative Currency Term Rate Loans, the Administrative Agent shall notify the Parent Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Appropriate Lenders. Each Borrowing of or continuation of Alternative Currency Loans shall be in a principal amount of the Dollar Equivalent of $1,000,000 or a whole multiple of the Dollar Equivalent of $100,000 in excess thereof.
Each Committed Loan Notice shall specify (i) the name of the Borrower, (ii) whether the Borrower is requesting a Committed Borrowing of Alternative Currency Loans or a continuation of Alternative Currency Term Rate Loans, (iii) the requested date of the Borrowing or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Loans to be borrowed or continued, (v) the Type and Class of Loans to be borrowed or continued, (vi) if applicable, the duration of the Interest Period with respect thereto and (vii) the Tranche and currency of the Loans to be borrowed or continued. If the Parent Borrower fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Parent Borrower requests a Revolving Loan and specifies an Alternative Currency Loan but fails to specify a Tranche in any Committed Loan Notice, then the applicable Loans shall be made as Multicurrency Revolving Tranche Loans. If the Parent Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Parent Borrower fails to give a timely notice requesting a continuation, then the applicable Loans shall be made as Base Rate Loans denominated in Dollars; provided, however, that in the case of a failure to timely request a continuation of Alternative Currency Term Rate Loans, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one month. If the Parent Borrower requests a Borrowing of or continuation of Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Except as otherwise specified in the Credit Agreement, no Alternative Currency Loan may be converted into or continued as a Loan denominated in a different currency or in a different Tranche, but instead must be repaid in the original currency of such Alternative Currency Loan and reborrowed in the other currency or reborrowed in a different Tranche to the extent permitted under the Credit Agreement.
(ii)Conforming Changes. With respect to any Alternative Currency Daily Rate and any Alternative Currency Term Rate, the Administrative Agent will have the right (in consultation with the Parent Borrower) to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, in the Credit Agreement or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement, the Credit Agreement or any other Loan Document; provided, that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Parent Borrower and the Lenders reasonably promptly after such amendment becomes effective.
(iii)Committed Loan Notice. For purposes of a Borrowing of Alternative Currency Loans, or a continuation of any Alternative Currency Term Rate Loan, the Parent Borrower shall use the Committed Loan Notice attached hereto as Exhibit A and such form is hereby approved by the Administrative Agent.

(e)Interest.
(i)Subject to the provisions of the Credit Agreement with respect to default interest, (x) each Alternative Currency Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Rate applicable to Eurocurrency Rate Loans; and (y) each Alternative Currency Term Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Rate applicable to Eurocurrency Rate Loans.
(ii)Interest on each Alternative Currency Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified the Credit Agreement. Interest on each Alternative Currency Loan shall be due and payable in accordance with the terms hereof and of the Credit Agreement before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.
(f)Computations. All computations of interest for Alternative Currency Loans (other than Alternative Currency Loans with respect to SARON) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed, or, in the case of interest in respect of Alternative Currency Loans as to which market practice differs from the foregoing, in accordance with such market practice. All other computations of fees and interest with respect to Alternative Currency Loans determined by reference to SARON shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Alternative Currency Loan for the day on which the Alternative Currency Loan is made, and shall not accrue on an Alternative Currency Loan, or any portion thereof, for the day on which the Alternative Currency Loan or such portion is paid, provided that any Alternative Currency Loan that is repaid on the same day on which it is made shall, subject to the terms of the Credit Agreement, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(g)Applicable Reference Rates. The provisions in the Credit Agreement with respect to Applicable Reference Rates, including the definition of Applicable Reference Rate, shall apply to Alternative Currency Loans and shall be deemed to apply to SONIA in the case of Loans denominated in Sterling, SARON in the case of Loans denominated in Swiss Francs, and TIBOR in the case of Loans denominated in Yen.

Exhibit A
FORM OF COMMITTED LOAN NOTICE
(Alternative Currency Loans)
Date: ___________, _____1
To:    Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of January 29, 2021 (as amended, restated, extended, supplemented or otherwise modified from time to time; the terms defined therein being used herein as therein defined), among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Parent Borrower”), VENTAS SSL ONTARIO II, INC., an Ontario corporation (“Ventas SSL II”), VENTAS SSL ONTARIO III, INC., an Ontario corporation (“Ventas SSL III”), VENTAS CANADA FINANCE LIMITED, a Nova Scotia limited company (“Ventas Canada Finance Limited”), VENTAS UK FINANCE, INC., a Delaware corporation (“Ventas UK Finance”), VENTAS EURO FINANCE, LLC, a Delaware limited liability company (“Ventas Euro Finance”), and each of the entities from time to time executing a Borrower Joinder Agreement (together with the Parent Borrower, Ventas SSL II, Ventas SSL III, Ventas Canada Finance Limited, Ventas UK Finance and Ventas Euro Finance, the “Borrowers” and each individually a “Borrower”), VENTAS, INC., a Delaware corporation, as guarantor, the lending institutions party thereto from time to time, BANK OF AMERICA, N.A., as Administrative Agent, and BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, N.A., as L/C Issuers.
The undersigned Parent Borrower hereby requests [for itself] [as agent for [INSERT APPLICABLE BORROWER]] on [INSERT REQUESTED FUNDING DATE] (a Business Day) (select one):2:
Revolving Credit Facility - Alternative Currency Tranche Loans

Indicate: Borrowing or Continuation	Indicate: Applicable Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: Alternative Currency Daily Rate Loan or Alternative Currency Term Rate Loan	For Alternative Currency Term Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

1 Note to Borrowers. All requests submitted under a single Committed Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Committed Loan Notices will need to be prepared and signed.
2 Note to Borrowers. For multiple borrowings and/or continuations for a particular facility, fill out a new row for each borrowing and/or continuation.

Revolving Credit Facility - Alternative Currency Tranche Loans3

Indicate: Borrowing or Continuation	Indicate: Applicable Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: Alternative Currency Daily Rate Loan or Alternative Currency Term Rate Loan	For Alternative Currency Term Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

The Borrowing of Alternative Currency Tranche Loans, if any, requested herein complies with the proviso to Section 2.01(b) of the Credit Agreement.
The Borrowing of Multicurrency Revolving Tranche Loans, if any, requested herein complies with the proviso to Section 2.01(c) of the Credit Agreement.

VENTAS REALTY, LIMITED PARTNERSHIP

By:	Ventas, Inc., its General Partner

By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]

3 Note to Borrowers: If an Incremental Term Loan Facility is established in accordance with the Credit Agreement that provides for borrowings in one or more Impacted Alternative Currencies, insert additional table for such facility.